UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2017

ONVIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35164	91-1859172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

509 Olive Way, Suite 400

Seattle, Washington 98101

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (206) 282-5170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 20, 2017, the Board of Directors (the “Board”) of Onvia, Inc. (the “Company”) approved and adopted the Second Amended and Restated Section 382 Rights Agreement, dated as of March 20, 2017 (the “Second Amended Rights Agreement”), between the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”), which amends and restates the Amended and Restated Section 382 Rights Agreement dated as of April 24, 2014 (the “First Amended Rights Agreement”).

The First Amended Rights Agreement would have expired on May 4, 2017 and was amended and restated in its entirety by the Second Amended Rights Agreement. Specifically, the amendments contained in the Second Amended Rights Agreement:

•	extend the final expiration date of the Second Amended Rights Agreement to May 4, 2020;

•	amend the definition of “Existing Holder” to require that any beneficial owner of 4.9% or more of the outstanding shares of the common stock of the Company, as of the date of the Second Amended Rights Agreement, (i) evidence such status by a public announcement prior to the date of the Second Amended Rights Agreement by the Company or the beneficial owner that provides such beneficial ownership status or discloses information which reveals such beneficial ownership status, or (ii) ensure that a majority of the Board is aware of such beneficial ownership status, as of the date of the Second Amended Rights Agreement; and

•	make certain other immaterial changes to the First Amended Rights Agreement.

The Second Amended Rights Agreement will be submitted to the Company’s stockholders for ratification at the Company’s 2017 annual meeting of stockholders.

The foregoing summary is not a complete description of the Second Amended Rights Agreement and is qualified in its entirety by reference to the full text of the Second Amended Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

See the description set out under “Item 1.01 — Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

4.1	Second Amended and Restated Section 382 Rights Agreement, dated March 20, 2017, by and between Onvia, Inc. and Computershare Trust Company, N.A., as Rights Agent, which includes the Form of Certificate of Designation of Series RA Junior Participating Preferred Stock as Exhibit A, the Form of Rights Certificate as Exhibit B, and the Summary of Rights as Exhibit C (incorporated by reference from Exhibit 4.1 to Onvia’s Form 8-A/A filed with the SEC on March 21, 2017 (File No. 001-35164)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONVIA, INC.

Dated: March 21, 2017	By:	/s/ Cameron S. Way
	Name:	Cameron S. Way
	Title:	Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit	Description

4.1	Second Amended and Restated Section 382 Rights Agreement, dated March 20, 2017, by and between Onvia, Inc. and Computershare Trust Company, N.A., as Rights Agent, which includes the Form of Certificate of Designation of Series RA Junior Participating Preferred Stock as Exhibit A, the Form of Rights Certificate as Exhibit B, and the Summary of Rights as Exhibit C (incorporated by reference from Exhibit 4.1 to Onvia’s Form 8-A/A filed with the SEC on March 21, 2017 (File No. 001-35164)).

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